UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 12, 2011

First Trinity Financial Corporation

(Exact Name of registrant as specified in its charter)

Commission File No.       000-52613

Oklahoma	34-1991436
(State or other jurisdiction	(I.R.S. Employer Identification No.)
of incorporation or organization)

7633 E 63rd Place, Suite 230, Tulsa, OK             74133

(Address of principal executive offices)          (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Stock Dividend

On January 10, 2011, First Trinity Financial Corporation’s (the Corporation) Board of Directors approved a 5% share dividend by which shareholders will receive a share of Common Stock for each 20 shares of Common Stock of the Corporation they hold.  The dividend is payable to the holders of shares of the Corporation as of March 10, 2011.  Fractional shares will be rounded to the nearest whole number of shares.  Share certificates will be mailed or delivered by the Corporation after March 10, 2011.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	News Release from First Trinity Financial Corporation dated January 11, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Trinity Financial Corporation

Date: January 12, 2011	By:	/s/ Gregg E. Zahn
Gregg E. Zahn, President and Chief Executive Officer